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                                                                  EXHIBIT 10.28





                           [UNION BANK LETTERHEAD]


                               October 28, 1993




Dubach Gas Company
c/o Endevco, Inc.
8080 North Central Expressway
Dallas, Texas 75206

Attention:  Mr. Jack W. Young
            Executive Vice President


     Re:   Fifteenth Amendment to Amended and Restated
           Term Loan and Revolving Credit Agreement


Gentlemen:

     We refer to the Amended and Restated Term Loan and Revolving Credit Agreement made as of July 26, 1991, as amended by the First Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 28, 1991, the Second Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated July 23, 1992, the Third Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated September 21, 1992, the Fourth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated October 22, 1992, the Fifth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of November 30, 1992, the Sixth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated January 29, 1993, the Seventh Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated February 22, 1993, the Eighth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated March 22, 1993, the Ninth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated April 26, 1993, the Tenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated as of May 24, 1993, the Eleventh Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated June 21, 1993, the Twelfth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated July 19, 1993, the Thirteenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated August 23, 1993 and the Fourteenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated September 21, 1993 (said Agreement, as so amended, herein called the


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Dubach Gas Company
October 28, 1993
Page 2



"CREDIT AGREEMENT"), between Dubach Gas Company (the "COMPANY") and Union Bank (the "BANK"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     1. The Company and the Bank hereby agree that, effective as of the date first written above and subject to satisfaction of the conditions precedent set forth below, the Credit Agreement is amended as follows:

           (a) The definitions of "Letter of Credit Commitment," "Working Capital Commitment" and "Working Capital Loan Commitment" in Section 1.1 of the Credit Agreement are amended by deleting the figure "$16,000,000" wherever it appears therein and substituting the figure "$13,000,000" in each case.

           (b) Section 1.1 of the Credit Agreement is amended by adding the following new definition in appropriate alphabetical order:

           "'EFFECTIVE DATE' means the date on which Endevco's plan of reorganization in Case No. 93-40806A in the United States Bankruptcy Court for the Eastern District of Texas, Sherman Division, becomes effective."

           (c)  The definition of "Working Capital Loan Commitment" in Section
1.1 of the Credit Agreement is amended by adding the following new proviso at the end thereof:

     "; and FURTHER PROVIDED, HOWEVER, that the Working Capital Loan Commitment shall automatically terminate on the Effective Date."

           (d)  The definition of "Working Capital Termination Date" in
Section 1.1 of the Credit Agreement is amended in full to read as follows:


           "'WORKING CAPITAL TERMINATION DATE' means December 31, 1993 or any subsequent date to which the Bank may agree, in its sole discretion, to extend the Working Capital Commitment."

           (e) Section 2.1(c) of the Credit Agreement is amended by deleting the words "Working Capital Termination Date" therein


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Dubach Gas Company
October 28, 1993
Page 3



and substituting the words "Effective Date."

           (f) Section 2.3 of the Credit Agreement is amended by (i) deleting the words "Term Loan Termination Date" in Section 2.3(a) and substituting the words "Effective Date," (ii) deleting the words "Term Loan Termination Date" in Section 2.3(b) and substituting the date "November 29, 1993" and (iii) deleting the words "Working Capital Termination Date" in Section 2.3(c) and substituting the words "Effective Date."

           (g) Section 2.14 of the Credit Agreement is amended by deleting the figure "$16,000,000" therein and substituting the figure "$13,000,000."

           (h) Section 8.1 of the Credit Agreement is amended by deleting the word "or" at the end of subsection (j), adding the word "or" at the end of subsection (k) and adding the following new subsection (l):

           "(l) Endevco does not deliver to the Bank on the Effective Date a guaranty of the Company's obligations under this Agreement and the other Operative Agreements, in form and substance satisfactory to the Bank;".

           (i) Exhibit B to the Credit Agreement is deleted and replaced by Exhibit B-1 hereto.

     2. The Company and the Bank hereby agree that, effective as of the date first written above and subject to satisfaction of the conditions precedent set forth below, the Notes are amended by (a) deleting the words "Term Loan Termination Date" in the first sentence of the Acquisition Loan Note and substituting the words "Effective Date," (b) deleting the words "Term Loan Termination Date" in the first sentence of the Debt Reserve Loan Note and substituting the date "November 29, 1993" and (c) deleting the words "Working Capital Termination Date" in the first sentence of the Working Capital Loan Note and substituting the words "Effective Date." Upon the effectiveness of this paragraph 2, the Bank shall be authorized to endorse the following legend (using the appropriate bracketed words) on each of the Notes:

     "Pursuant to the Fifteenth Amendment to Amended and Restated Term Loan and Revolving Credit Agreement dated October 28, 1993 between the Company and the Bank, the


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Dubach Gas Company
October 28, 1993
Page 4



     maturity date of this Note has been changed to [the 'Effective Date,' as defined in said Amendment] [November 29, 1993]."

     3. The Company and the Bank hereby agree that, effective as of the Effective Date (as defined in paragraph 1(b) above), without any further action by the Company or the Bank, the Credit Agreement shall be amended as follows:

           (a) The definitions of "Letter of Credit Commitment" and "Working Capital Commitment" in Section 1.1 of the Credit Agreement shall be amended by deleting the figure "$13,000,000" wherever it appears therein and substituting the figure "$10,000,000" in each case.

           (b) Section 2.14 of the Credit Agreement shall be amended by deleting the figure "$13,000,000" therein and substituting the figure "$10,000,000."

           (c) Exhibit B to the Credit Agreement shall be deleted and replaced by Exhibit B-2 hereto.

     On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Operative Agreements to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     This letter amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning three counterparts of this letter amendment to the Bank. This letter amendment shall become effective as of the date first written above when and if the Bank receives (1) a fee of $9,583;


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Dubach Gas Company
October 28, 1993
Page 5



(2) consents hereto, in form and substance satisfactory to the Bank, executed by Endevco and M-K-P Operating Company, as subordinated creditors; and (3) a written agreement of Ray Davis, in form and substance satisfactory to the Bank, to cause Endevco to deliver to the Bank on the Effective Date a guaranty of the Company's obligations under the Credit Agreement and the other Operative Agreements, in form and substance satisfactory to the Bank.

     The Bank's execution of this letter amendment does not constitute, and shall not be deemed to be, a release or waiver of any Default or Event of Default that now exists or that hereafter may exist, and the Bank reserves all of its rights and remedies with respect to any such Defaults and Events of Default.

                                       Very truly yours,

                                       UNION BANK



                                       By: ________________________
                                           Walter M. Roth
                                           Vice President



                                       By: ________________________
                                       Name: ______________________
                                       Title: _____________________



Agreed to as of October 28, 1993:


DUBACH GAS COMPANY



By: ________________________
    Jack W. Young
    Executive Vice President